UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): June 21, 2017 moleculin biotech, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054

(Address of principal executive offices and zip code)

(713) 300-5160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in its public filings, Moleculin Biotech, Inc. (the “Company”) had on various dates from August 31, 2015 through January 19, 2016, issued 8% unsecured promissory notes to certain accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof. Upon the completion of the Company’s initial public offering, these notes provided that they be converted into shares of common stock at their applicable conversion prices, to the extent and provided that no holder of these notes was permitted to convert such notes to the extent that the holder or any of its affiliates would beneficially own in excess of 4.99% of the Company’s common stock after such conversion. Due to this 4.99% limitation, certain portions of the issued notes remained outstanding subsequent to the Company’s initial public offering. As of March 31, 2017, the Company had outstanding convertible notes in principal amount of approximately $22,000, convertible at $0.20 per share, and convertible notes in principal amount of approximately $86,000, convertible at $0.1299 per share. On June 23, 2017, the foregoing convertible notes of approximately $108,000 in principal amount, plus accrued interest of approximately $4,000, was converted into an aggregate of 804,037 shares of Company common stock. After the completion of these conversion, the Company no longer has any outstanding convertible notes.

Item 7.01.	Regulation FD Disclosure.

On June 21, 2017, the Company issued a press release announcing the discovery of a metabolic inhibitor with the potential to treat pancreatic cancer. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

On June 26, 2017, the Company issued a press release announcing that it had entered into an agreement with a physician at the Mayo Clinic to enable additional research on Moleculin's WP1066 molecule for the possible treatment of a rare form of pediatric brain tumor. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Moleculin Biotech, Inc. press release dated June 21, 2017
99.2	Moleculin Biotech, Inc. press release dated June 26, 2017

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: June 27, 2017
	By:	/s/ Jonathan Foster
Jonathan Foster
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Moleculin Biotech, Inc. press release dated June 21, 2017
99.2	Moleculin Biotech, Inc. press release dated June 26, 2017

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